UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On October 4, 2010, Visa Inc. (the “Company”) issued a press release announcing a settlement agreement with the U.S. Department of Justice and the attorneys general of seven states to resolve antitrust investigations into the Company’s merchant acceptance rules. As part of the settlement, Visa will allow merchants to offer discounts or other incentives to steer customers to a particular form of payment including to a specific network brand or to any card product, such as a “non-reward” Visa credit card.

A copy of the press release issued on October 4, 2010, is attached as Exhibit 99.1 to this Current Report on Form 8-K. All information in the press release is furnished but not filed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Visa Inc., dated October 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: October 4, 2010

	By:	/s/ Joseph W. Saunders
Joseph W. Saunders Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Visa Inc., dated October 4, 2010